EXHIBIT 23.2




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                         CONSENT OF INDEPENDENT AUDITORS

I consent to the use in this registration statement on Form S-1 of my report dated June 17, 2008 relating to the financial statements of Daulton Capital Corp. for the period ended April 30, 2008.


JOHN KINROSS-KENNEDY, CPA

Irvine, California
June 24, 2008